                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): February 27, 2004

                             ROUGE INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

       001-12852                                         38-3340770
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(Commission File Number)                    (I.R.S. Employer Identification No.)

            3001 MILLER ROAD, P.O. BOX 1699, DEARBORN, MI 48121-1699
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               (Address of Principal Executive Offices) (Zip Code)

                                  313-317-8900
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

      As previously reported, on October 23, 2003, Rouge Industries, Inc., a Delaware corporation (the "Company"), including its wholly owned subsidiaries Rouge Steel Company, a Delaware corporation ("Rouge Steel"), QS Steel Inc., a Michigan corporation ("QSS"), and Eveleth Taconite Company, a Minnesota corporation ("Eveleth"), filed voluntary petitions for protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware in Wilmington (the "Court").

      As previously announced, on January 30, 2004, the Company completed the sale of substantially all of its principal steel-making assets, finishing assets, and joint venture interests to Severstal North America, Inc. ("Severstal") for an aggregate purchase price of approximately $285.5 million. The proceeds from the sale have been and will continue to be used to repay the Company's creditors and to fund administrative expenses. Accordingly, as previously reported on October 27, 2003 and December 22, 2003, there will be no amounts available to be distributed to the Company's stockholders from the sale nor does the Company expect that it can be sold as a public shell company.

      On February 27, 2004, Mr. Steven L. Victor was appointed by the Board of Directors as the Company's sole director and responsible officer, and effective upon such appointment, all other members of the Board of Directors resigned. Effective April 14, 2004, The Honorable Ronald Barliant, The Honorable William Bodoh, Baines Manning and Larry Wolfson were appointed to the Board of Directors to facilitate the winding up of the affairs, and ultimate dissolution, of the Company.

      Set forth below is a summary of certain other recent events with respect to the Company.

      On April 4, 2004, the Court issued an order (the "Plan Order") approving the termination of certain salaried employee and retiree benefit plans and programs provided by the Company and certain of the Company's subsidiaries. Pursuant to the Plan Order, the salaried employees and retirees will be allowed certain administrative and unsecured claims in the Company's bankruptcy proceeding. A conformed copy of the Plan Order is attached hereto as Exhibit 99.1.

      On April 4, 2004, the Court issued an order (the "UAW Order") authorizing final approval of that certain Agreement and Stipulation (the "Stipulation") by and among the Company and certain of the Company's subsidiaries and the International Union, United Automobile Aerospace and Agricultural Implement Workers of America and its Local 600 (collectively, the "UAW"). Pursuant to the UAW Order and the Stipulation, the UAW will be allowed certain administrative and unsecured claims in the Company's bankruptcy proceeding, and certain hourly employee and retiree benefit plans provided by the Company and its subsidiaries have terminated. A conformed copy of the UAW Order is attached hereto as Exhibit 99.2, and a conformed copy of the Stipulation is attached hereto as Exhibit 99.3.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.          EXHIBIT
-----------          -------
99.1                 Conformed copy of the Plan Order.
99.2                 Conformed copy of the UAW Order.
99.3                 Conformed copy of the Stipulation.
99.4                 Conformed copy of the Operating Report for the month ended January 31, 2004.

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
99.5                 Conformed copy of the Operating Report for the month ended February 29, 2004.
99.6                 Conformed copy of the Operating Report for the month ended March 31, 2004.

ITEM 9. REGULATION FD DISCLOSURE.

      On March 10, 2004, the Company and its wholly owned subsidiaries, Rouge Steel, QSS, and Eveleth, filed with the Court the monthly operating report for the month ended January 31, 2004 (the "January Operating Report"), and on April 8, 2004 filed with the Court the monthly operating report for the month ended February 29, 2004 (the "February Operating Report"), and on April 22, 2004 filed with the Court the monthly operating report for the month ended March 31, 2004 (the "March Operating Report" and together with the January Operating Report and the February Operating Report, the "Operating Reports"), each in a form prescribed by the Office of the United States Trustee of the Department of Justice for the District of Delaware (the "Trustee"). This format does not contain all of the disclosures required by generally accepted accounting principles or by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any other prescribed form or format other than that prescribed by the Trustee. The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports. The information contained in the Operating Reports, which has not been audited, may not be indicative of the Company's financial statements in reports that would be required to be filed pursuant to the Exchange Act. Copies of the Operating Reports are attached hereto as Exhibits 99.4, 99.5 and 99.6.

      This Current Report on Form 8-K, including Exhibits 99.1 through 99.6 hereto, is not to be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SAFE HARBOR STATEMENT

      This Current Report on Form 8-K contains forward-looking information about the Company. A number of factors could cause the Company's actual results to differ materially from those anticipated, including changes in the general economic or political climate, the supply of or demand for and the pricing of steel products in the Company's markets, plant operating performance, product quality, potential environmental liabilities, the availability and prices of raw materials, supplies, utilities and other services and items required by the Company's operations, the level of imports and import prices in the Company's markets, the availability of sufficient cash to support the Company's operations and higher than expected costs. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 26, 2004
                                           ROUGE INDUSTRIES, INC.

                                           By: /s/ Steven L. Victor
                                              ----------------------------------
                                              Steven L. Victor
                                              Chief Restructuring Officer
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                                  EXHIBIT INDEX

EXHIBIT NO.            DESCRIPTION
-----------            -----------
99.1                   Conformed copy of the Plan Order.
99.2                   Conformed copy of the UAW Order.
99.3                   Conformed copy of the Stipulation.
99.4                   Conformed copy of the Operating Report for the month ended January 31, 2004.
99.5                   Conformed copy of the Operating Report for the month ended February 28, 2004.
99.6                   Conformed copy of the Operating Report for the month ended March 31, 2004.